As filed with the Securities and Exchange Commission on October 15, 2002

                                                  Registration No.  333-100349
==============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    ___________________________________

                       POST-EFFECTIVE AMENDMENT NO. 1
                                TO FORM S-8
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                    ___________________________________

                       COMMUNITY HEALTH SYSTEMS, INC.

           (Exact name of registrant as specified in its charter)

          DELAWARE                                                 13-3893191
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                          Identification Number)

                        155 FRANKLIN ROAD, SUITE 400
                         BRENTWOOD, TENNESSEE 37027

           (Address of registrant's principal executive offices)
                     __________________________________

                  COMMUNITY HEALTH SYSTEMS HOLDINGS CORP.
                         EMPLOYEE STOCK OPTION PLAN

                 STOCK OPTIONS GRANTED TO CERTAIN DIRECTORS
               PURSUANT TO INDIVIDUAL STOCK OPTION AGREEMENTS
                         (Full title of the plans)


                             RACHEL A. SEIFERT
            SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                        155 FRANKLIN ROAD, SUITE 400
                         BRENTWOOD, TENNESSEE 37027
                               (615) 373-9600

         (Name, address, and telephone number of agent for service)

                              EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to registration statement on Form S-8 (file no. 333-100349) is being filed to add a plan title to the cover page, which was inadvertently omitted from the original filing. Of the 502,791 shares registered in the initial filing, 153,158 shares represent shares issuable upon exercise of individual stock option grants made to retain the following directors of Community Health Systems, Inc. on the following dates pursuant to Stock Option Agreements, as amended (the "Agreements"): Sheila P. Burke on August 6, 1997, Robert J. Dole on May 14, 1997, J. Anthony Forstmann on October 15, 1997, Dale F. Frey on May 14, 1997 and Michael A. Miles on May 14, 1997. The remaining 349,633 shares registered in the initial filing represent shares issuable upon exercise of the stock option grants made under the Community Health Systems Holdings Corp. Employee Stock Option Plan (the "Plan").

     Part I, Item 8 of Part II and the opinion of counsel filed are also being revised to include references to the Agreements. No other changes are being made to the original filing, and the number of total registered shares remains the same.




                                   PART I

     Holders of awards granted under the Plan and the Agreements will be provided with the documents containing information specified by Part I of this Registration Statement in accordance with Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended. These documents constitute, along with the documents incorporated by reference into the original Registration Statement pursuant to Item 3 of Part II, a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                  PART II

         ITEM 8.  EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
----------                    ----------------------

4.1** Our Restated Certificate of Incorporation filed as Exhibit 3.1 to our Form 10-Q for the quarterly period ended June 30, 2000.

4.2**                         Our Amended and Restated By-Laws filed as
                              Exhibit 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2000.

4.3**                         The Community Health Systems Holdings Corp.
                              Employee Stock Option Plan filed as Exhibit
                              10.4 to our Registration Statement on Form
                              S-1 (No. 333-31790).

4.4** Form of Director Stock Option Agreement filed as Exhibit 10.1 to our Registration Statement on Form S-1 (No. 333-31790).

4.5*                          Amendment No. 1 to Director Stock Option
                              Agreements, dated October 4, 2002.

5.1* Opinion of Fried, Frank, Harris, Shriver & Jacobson as to the legality of securities offered under the Community Health Systems Holdings Corp. Employee Stock Option Plan.

23.1***                       Consent of Deloitte & Touche LLP.

24.1*** Power of Attorney (included in the signature pages of this Registration Statement).

-----------------------
*        Filed herewith.
**       Incorporated by reference.
***      Filed previously on our original Registration Statement on Form S-8.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-8 and have duly caused this Post-Effective Amendment to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on this October 14, 2002.

                                         COMMUNITY HEALTH SYSTEMS, INC.


                                           /s/ Wayne T. Smith
                                          ----------------------------------
                                          Wayne T. Smith
                                          Chairman of the Board, President
                                          and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment has been signed by the following in the capacities indicated and as of the date indicated.

Signature                        Title
---------                        -----

                                 Chairman of the Board, President and
         *                       Chief Executive Officer (principal
------------------------         executive officer)
Wayne T. Smith

                                 Executive Vice President, Chief
         *                       Financial Officer and Director
------------------------         (principal financial officer)
W. Larry Cash


                                 Vice President and Corporate Controller
         *                       (principal accounting officer)
------------------------
T. Mark Buford


         *
------------------------         Director
Sheila P. Burke


         *
------------------------         Director
Robert J. Dole



         *
------------------------         Director
J. Anthony Forstmann


         *
------------------------         Director
Theodore J. Forstmann



         *
------------------------         Director
Dale F. Frey



         *
------------------------         Director
Sandra J. Horbach



         *
------------------------         Director
Harvey Klein, M.D.



         *
------------------------         Director
Thomas H. Lister



         *
------------------------         Director
Michael A. Miles


* Wayne T. Smith hereby signs this Post-Effective Amendment on behalf of each of the indicated persons for whom he is attorney-in-fact pursuant to a power of attorney filed with the original Registration Statement on Form S-8 on October 3, 2002.



                                    By: /s/ Wayne T. Smith
                                       ----------------------------
                                       Wayne T. Smith
                                       Chairman of the Board, President
                                       and Chief Executive Officer,
                                       Attorney-in-Fact

                             INDEX TO EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
-----------                   ----------------------

4.1** Our Restated Certificate of Incorporation filed as Exhibit 3.1 to our Form 10-Q for the quarterly period ended June 30, 2000.

4.2**                         Our Amended and Restated By-Laws filed as
                              Exhibit 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2000.

4.3**                         The Community Health Systems Holdings Corp.
                              Employee Stock Option Plan filed as Exhibit
                              10.4 to our Registration Statement on Form
                              S-1 (No. 333-31790).

4.4** Form of Director Stock Option Agreement filed as Exhibit 10.1 to our Registration Statement on Form S-1 (No. 333-31790).

4.5*                          Amendment No. 1 to Director Stock Option
                              Agreements, dated October 4, 2002.

5.1* Opinion of Fried, Frank, Harris, Shriver & Jacobson as to the legality of securities offered under the Community Health Systems Holdings Corp. Employee Stock Option Plan.

23.1***                       Consent of Deloitte & Touche LLP.

24.1*** Power of Attorney (included in the signature pages of this Registration Statement).

------------------------
*        Filed herewith.
**       Incorporated by reference.
***      Filed previously on our original Registration Statement on Form S-8.